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                                                                     EXHIBIT 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Account One of Presidential Life Insurance Company of our report dated March 19, 1999, relating to the financial statements of Variable Account One of Presidential Life Insurance Company, which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




         PricewaterhouseCoopers LLP
         Los Angeles, California
         April 23, 1999
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                                                                    EXHIBIT 10


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 12 to Registration Statement No. 33-19293 of Presidential Variable Account One on Form N-4 of our report dated February 16, 1999 relating to Presidential Life Corporation for the year ended December 31, 1998, and to the reference to us under the headings "Independent Accountants" appearing in the Statement of Additional Information of such Registration Statement.



DELOITTE & TOUCHE LLP



New York, New York
April 23, 1999